                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the registrant [X]
Filed by a party other than the registrant [ ]
Check the appropriate box:

[ ] Preliminary proxy statement        [ ] Confidential, for Use of the
                                           Commission Only (as permitted by
                                           Rule 14a-6(e)(2))

[X] Definitive proxy statement
[ ] Definitive additional materials
[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                  NUVEEN MARYLAND PREMIUM INCOME MUNICIPAL FUND
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X] No Fee Required.

[ ] $500 per each party to the controversy pursuant to Exchange Act
    Rule 14a-6(i)(3).

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

(2) Form, schedule or registration statement no.:

(3) Filing party:

(4) Date filed:

NOTICE OF ANNUAL MEETING                                      333 West Wacker Drive
OF SHAREHOLDERS -                                             Chicago, Illinois
NOVEMBER 18, 1998                                             60606
                                                              800-257-8787

NUVEEN CONNECTICUT PREMIUM INCOME MUNICIPAL FUND
NUVEEN GEORGIA PREMIUM INCOME MUNICIPAL FUND
NUVEEN MARYLAND PREMIUM INCOME MUNICIPAL FUND
NUVEEN MASSACHUSETTS PREMIUM INCOME MUNICIPAL FUND
NUVEEN MISSOURI PREMIUM INCOME MUNICIPAL FUND
NUVEEN NEW YORK MUNICIPAL VALUE FUND, INC.
NUVEEN NEW YORK PERFORMANCE PLUS MUNICIPAL FUND, INC.
NUVEEN NEW YORK INVESTMENT QUALITY MUNICIPAL FUND, INC.
NUVEEN NEW YORK SELECT QUALITY MUNICIPAL FUND, INC.
NUVEEN NEW YORK QUALITY INCOME MUNICIPAL FUND, INC.
NUVEEN INSURED NEW YORK PREMIUM INCOME MUNICIPAL FUND, INC.
NUVEEN NORTH CAROLINA PREMIUM INCOME MUNICIPAL FUND
NUVEEN VIRGINIA PREMIUM INCOME MUNICIPAL FUND
NUVEEN WASHINGTON PREMIUM INCOME MUNICIPAL FUND

October 14, 1998

TO THE SHAREHOLDERS OF THE ABOVE FUNDS:

Notice is hereby given that the Annual Meeting of Shareholders of each of Nuveen Connecticut Premium Income Municipal Fund, Nuveen Georgia Premium Income Municipal Fund, Nuveen Maryland Premium Income Municipal Fund, Nuveen Massachusetts Premium Income Municipal Fund, Nuveen Missouri Premium Income Municipal Fund, Nuveen North Carolina Premium Income Municipal Fund, Nuveen Virginia Premium Income Municipal Fund and Nuveen Washington Premium Income Municipal Fund, each a Massachusetts business trust, and each of Nuveen New York Municipal Value Fund, Inc. ("New York Value"), Nuveen New York Performance Plus Municipal Fund, Inc., Nuveen New York Investment Quality Municipal Fund, Inc., Nuveen New York Select Quality Municipal Fund, Inc., Nuveen New York Quality Income Municipal Fund, Inc., and Nuveen Insured New York Premium Income Municipal Fund, Inc., each a Minnesota corporation (the aforementioned New York Funds will be referred to collectively as the "New York Funds") (each fund individually, a "Fund" and, collectively, the "Funds"), will be held in the 34th floor conference room of John Nuveen & Co. Incorporated, 333 West Wacker Drive, Chicago, Illinois, on Wednesday, November 18, 1998, at 10:00 a.m., Chicago time, for the following purposes and to transact such other business, if any, as may properly come before the meeting:

1. To elect Members to the Board of each Fund as outlined below:

    a. For each Fund except New York Value, to elect eight (8) Board Members to serve until the next Annual Meeting and until their successors shall have been duly elected and qualified:

        i.) six (6) Board Members to be elected by the holders of common shares and Municipal Auction Rate Cumulative Preferred ("MuniPreferred"), voting together as a single class, and;

        ii.) two (2) Board Members to be elected by the holders of MuniPreferred only, voting as a single class.

    b. For New York Value, to elect three (3) Board Members for a three year term and until their successors shall have been duly elected and qualified.

2. To ratify the selection of Ernst & Young LLP as independent auditors for the current fiscal year.

Shareholders of record of each Fund at the close of business on September 21, 1998 are entitled to notice of and to vote at that Fund's Annual Meeting.

IN ORDER TO AVOID DELAY AND ADDITIONAL EXPENSE FOR YOUR FUND, AND TO ASSURE THAT YOUR SHARES ARE REPRESENTED, IF YOU DO NOT EXPECT TO BE PRESENT IN PERSON AT YOUR ANNUAL MEETING, YOU ARE REQUESTED TO FILL IN, SIGN AND MAIL THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Gifford R. Zimmerman
Vice President and Secretary

JOINT PROXY STATEMENT                                         333 West Wacker Drive
OCTOBER 14, 1998                                              Chicago, Illinois
                                                              60606
                                                              800-257-8787

NUVEEN CONNECTICUT PREMIUM INCOME MUNICIPAL FUND
NUVEEN GEORGIA PREMIUM INCOME MUNICIPAL FUND
NUVEEN MARYLAND PREMIUM INCOME MUNICIPAL FUND
NUVEEN MASSACHUSETTS PREMIUM INCOME MUNICIPAL FUND
NUVEEN MISSOURI PREMIUM INCOME MUNICIPAL FUND
NUVEEN NEW YORK MUNICIPAL VALUE FUND, INC.
NUVEEN NEW YORK PERFORMANCE PLUS MUNICIPAL FUND, INC.
NUVEEN NEW YORK INVESTMENT QUALITY MUNICIPAL FUND, INC.
NUVEEN NEW YORK SELECT QUALITY MUNICIPAL FUND, INC.
NUVEEN NEW YORK QUALITY INCOME MUNICIPAL FUND, INC.
NUVEEN INSURED NEW YORK PREMIUM INCOME MUNICIPAL FUND, INC.
NUVEEN NORTH CAROLINA PREMIUM INCOME MUNICIPAL FUND
NUVEEN VIRGINIA PREMIUM INCOME MUNICIPAL FUND
NUVEEN WASHINGTON PREMIUM INCOME MUNICIPAL FUND

GENERAL INFORMATION

This Joint Proxy Statement is furnished in connection with the solicitation by the Board of Directors or Board of Trustees, as the case may be, (each a "Board" and each director or trustee a "Board Member") of each of Nuveen Connecticut Premium Income Municipal Fund ("Connecticut Premium"), Nuveen Georgia Premium Income Municipal Fund ("Georgia Premium"), Nuveen Maryland Premium Income Municipal Fund ("Maryland Premium"), Nuveen Massachusetts Premium Income Municipal Fund ("Massachusetts Premium"), Nuveen Missouri Premium Income Municipal Fund ("Missouri Premium"), Nuveen North Carolina Premium Income Municipal Fund ("North Carolina Premium"), Nuveen Virginia Premium Income Municipal Fund ("Virginia Premium"), Nuveen Washington Premium Income Municipal Fund ("Washington Premium"), Nuveen New York Municipal Value Fund, Inc. ("New York Value"), Nuveen New York Performance Plus Municipal Fund, Inc. ("New York Performance"), Nuveen New York Investment Quality Municipal Fund, Inc. ("New York Investment"), Nuveen New York Select Quality Municipal Fund, Inc. ("New York Select"), Nuveen New York Quality Income Municipal Fund, Inc. ("New York Quality"), and Nuveen Insured New York Premium Income Municipal Fund, Inc. ("Insured New York") (the aforementioned New York Funds will be referred to collectively as the "New York Funds") (each Fund individually, a "Fund" and, collectively, the "Funds"), of proxies to be voted at the Annual Meeting of Shareholders of each Fund to be held on November 18, 1998 (for each Fund, an "Annual Meeting" and, collectively, the "Annual Meetings"), and at any and all adjournments thereof.

On the matters coming before each Fund's Annual Meeting as to which a choice has been specified by the shareholders of that Fund on the proxy, the shares of that Fund will be voted accordingly. If no choice is so specified, the shares of each Fund will be voted FOR the election of the nominees as listed in the Joint Proxy Statement, and FOR ratification of the selection of Ernst & Young LLP as each Fund's independent auditors. Shareholders of any Fund who execute proxies may revoke them at any time before they are voted by filing with that Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.

The Board of each Fund has determined that the use of this Joint Proxy Statement for each Fund's Annual Meeting is in the best interest of each Fund and its shareholders in light of the similar matters being considered and voted on by the shareholders. Shareholders of each Fund will vote separately on each proposal relating to their Fund, and a vote on a proposal by the shareholders of one Fund will not affect the vote on the proposal by the shareholders of another Fund.

The following table indicates which shareholders are solicited with respect to each matter:

-----------------------------------------------------------------------------------
                    MATTER                        COMMON SHARES   MuniPreferred(1)
-----------------------------------------------------------------------------------
 Election of Board Members by all Shareholders   X                X
 (except New York Value) (Robert P. Bremner,
 Lawrence H. Brown, Anthony T. Dean, Anne E.
 Impellizzeri, Peter R. Sawers and Judith M.
 Stockdale nominated)
-----------------------------------------------------------------------------------
 Election of Board Members by MuniPreferred      N/A              X
 only (except New York Value) (William J.
 Schneider and Timothy R. Schwertfeger
 nominated)
-----------------------------------------------------------------------------------
 Election of Board Members for New York Value    X                N/A
 by all Shareholders (Lawrence H. Brown, Peter
 R. Sawers, and Timothy R. Schwertfeger
 nominated)
-----------------------------------------------------------------------------------
 Ratify Selection of Auditors                    X                X (N/A New York
                                                                    Value)
-----------------------------------------------------------------------------------

(1) "MuniPreferred" means "Municipal Auction Rate Cumulative Preferred."

A quorum of shareholders is required to take action at each Fund's Annual Meeting. A majority of the shares entitled to vote at each Annual Meeting, represented in person or by proxy, will constitute a quorum of shareholders at that Annual Meeting, except that for the election of the two Board Member nominees to be elected by holders of MuniPreferred for each Fund (except New York Value), 33 1/3% of the MuniPreferred shares entitled to vote and represented in person or by proxy will constitute a quorum. Votes cast by proxy or in person at each Annual Meeting will be tabulated by the inspectors of election appointed for that Annual Meeting. The inspectors of election will determine whether or not a quorum is present at the Annual Meeting. The inspectors of election will treat abstentions and "broker non-votes"' (i.e., shares held by brokers or nominees, typically in "street name," as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

For purposes of determining the approval of the matters submitted for a vote of the shareholders of the New York Funds, abstentions and broker non-votes will be treated as shares voted against the election of Board Members and against ratification of the selection of independent auditors. For purposes of determining the approval of the matters submitted for a vote of the shareholders of each Fund other than the New York Funds, abstentions and broker non-votes will have no effect on the election of Board Members and will have the same effect as shares voted against ratification of the selection of independent auditors. The details of each proposal to be voted on by the shareholders of each Fund and the vote required for approval of each proposal are set forth under the description of each proposal below.

Those persons who were shareholders of record at the close of business on September 21, 1998 will be entitled to one vote for each share held. As of September 21, 1998 shares of the Funds were issued and outstanding as follows:

-------------------------------------------------------------------------------------
           FUND                    COMMON SHARES                MuniPreferred
-------------------------------------------------------------------------------------
 Connecticut Premium                  5,189,006                 1,532 Series TH
-------------------------------------------------------------------------------------
 Georgia Premium                      3,731,252                 1,112 Series TH
-------------------------------------------------------------------------------------
 Maryland Premium                    10,410,781                 1,404 Series W
                                                                1,760 Series TH
-------------------------------------------------------------------------------------
 Massachusetts Premium                4,629,943                 1,360 Series TH
-------------------------------------------------------------------------------------
 Missouri Premium                     2,143,948                  640 Series TH
-------------------------------------------------------------------------------------
 New York Value                      15,120,364                 N/A
-------------------------------------------------------------------------------------
 New York Performance                14,802,145                 1,600 Series M
                                                                2,000 Series W
                                                                 572 Series F
-------------------------------------------------------------------------------------
 New York Investment                 17,516,878                 2,400 Series T
                                                                2,400 Series F
-------------------------------------------------------------------------------------
 New York Select                     23,110,875                 2,400 Series W
                                                                3,600 Series TH
-------------------------------------------------------------------------------------
 New York Quality                    23,816,900                 2,200 Series M
                                                                2,200 Series W
                                                                2,400 Series TH
-------------------------------------------------------------------------------------
 Insured New York                     8,248,566                 1,320 Series M
                                                                1,280 Series T
-------------------------------------------------------------------------------------
 North Carolina Premium               6,252,727                 1,872 Series TH
-------------------------------------------------------------------------------------
 Virginia Premium                     8,582,140                  832 Series T
                                                                1,720 Series TH
-------------------------------------------------------------------------------------
 Washington Premium                   2,320,051                  680 Series TH
-------------------------------------------------------------------------------------

This Joint Proxy Statement is first being mailed to shareholders of the Funds on or about October 14, 1998.

1. ELECTION OF BOARD MEMBERS OF EACH FUND

At each Fund's Annual Meeting (except New York Value), eight (8) Board Members are to be elected to serve until the next Annual Meeting and until their successors shall have been duly elected and qualified. Under the terms of each Fund's organizational documents (except New York Value), holders of MuniPreferred, under normal circumstances, are entitled to elect two (2) Board Members, and the remaining Board Members are to be elected by holders of Common Shares and MuniPreferred, voting together as a single class. Pursuant to the organizational documents of New York Value, the Board is divided into three classes, with each class being elected to serve a term of three years. For New York Value, three (3) Board Members are to be elected to serve for a three year term.

FOR CONNECTICUT PREMIUM, GEORGIA PREMIUM, MARYLAND PREMIUM, MASSACHUSETTS PREMIUM, MISSOURI PREMIUM, NEW YORK PERFORMANCE, NEW YORK INVESTMENT, NEW YORK SELECT, NEW YORK QUALITY, INSURED NEW YORK, NORTH CAROLINA PREMIUM, VIRGINIA PREMIUM AND WASHINGTON PREMIUM. As indicated above, holders of MuniPreferred are entitled to elect two of the Board Members. Messrs. Schneider and Schwertfeger are nominees for election by holders of MuniPreferred. The six remaining Board Members are to be elected by holders of the Common Shares and the Preferred Shares, voting together as a single class. Messrs. Bremner, Brown, Dean, and Sawers and Mses. Impellizzeri and Stockdale are the nominees for election by all shareholders.

FOR NEW YORK VALUE. The Board of New York Value has designated Lawrence H. Brown, Peter R. Sawers and Timothy R. Schwertfeger as Class I Board Members and as the nominees for Board Members for a term expiring at the Annual Meeting of Shareholders in the year 2001, and until their successors have been duly elected and qualified. The remaining Board Members, Messrs. Bremner, Dean, Schneider and Mses. Impellizzeri and Stockdale are current, and continuing Board Members. The term of Ms. Impellizzeri and Mr. Dean as Class II Board Members expires in 1999. The term of Messrs. Bremner and Schneider and Ms. Stockdale as Class III Board Members expires in 2000.

The affirmative vote of a plurality of the shares present and entitled to vote at the Annual Meeting of each Fund (except for the New York Funds) will be required to elect the Board Members of that Fund. For the New York Funds, the affirmative vote of a majority of the shares present and entitled to vote at the Funds' Annual Meeting will be required to elect the Board Members of those Funds.

It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of the nominees listed below unless the proxy is marked otherwise. Each of the nominees has agreed to serve as a Board Member of each Fund if elected; however, should any nominee become unable or unwilling to accept nomination or election, the proxies for each Fund will be voted for one or more substitute nominees designated by that Fund's present Board.

The table below shows each nominee's age, principal occupations and other business affiliations, and the year in which each nominee was first elected or appointed a Board Member of each Fund. All of the nominees were last elected to the Board at the 1997 annual meeting of shareholders, except for New York Value, which only elected Class III Board Members.

EACH FUND'S BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES NAMED BELOW.

BOARD NOMINEES
--------------------------------------------------------------------------------

                                                                        FULL COMMON SHARES
                                                                        BENEFICIALLY OWNED
                                             YEAR FIRST ELECTED         SEPTEMBER 30, 1998
NAME, AGE AND PRINCIPAL OCCUPATIONS OF          OR APPOINTED            ------------------
 NOMINEES AS OF SEPTEMBER 30, 1998(1)          A BOARD MEMBER               THE FUNDS
------------------------------------------------------------------------------------------
Robert P. Bremner, 58(2)                1997--All Funds                           0
Board Member of the Funds; private
investor and management consultant.
Lawrence H. Brown, 64(3)                1993--All Funds                           0
Board Member of the Funds; retired
(August 1989) as Senior Vice President
of The Northern Trust Company.
*Anthony T. Dean, 53(4)                 1996--All Funds                           0
Board Member and President of the
Funds advised by Nuveen Advisory Corp.
(since July 1996); Chairman (since
July 1996) and Trustee (since August
1994), formerly President (from August
1994 to July 1996) of the Funds
advised by Nuveen Institutional
Advisory Corp; President (since July
1996) and Director, previously
Executive Vice President of The John
Nuveen Company, John Nuveen & Co.
Incorporated, Nuveen Advisory Corp.
and Nuveen Institutional Advisory
Corp.; President and Director (since
January 1997) of Nuveen Asset
Management, Inc.; Chairman and
Director (since 1997) of Rittenhouse
Financial Services, Inc.
Anne E. Impellizzeri, 65(4)             1994--All Funds                       1,000(5)
Board Member of the Funds; Executive
Director of Manitoga (Russell Wright's
design/home and landscape); formerly
President and Chief Executive Officer
of Blanton-Peale Institute.
Peter R. Sawers, 65(3)                  1991-- New York Value                     0
Board Member of the Funds; Adjunct            New York Performance
Professor of Business and Economics,          New York Investment
University of Dubuque, Iowa; Adjunct          New York Select
Professor, Lake Forest Graduate School        New York Quality
of Management, Lake Forest, Illinois;   1992--Insured New York
Chartered Financial Analyst; Certified  1993-- Connecticut Premium
Management Consultant.                        Georgia Premium
                                              Maryland Premium
                                              Massachusetts Premium
                                              Missouri Premium
                                              North Carolina Premium
                                              Virginia Premium
                                              Washington Premium

------------------------------------------------------------------------------------------
                                                                        FULL COMMON SHARES
                                                                        BENEFICIALLY OWNED
                                                                        SEPTEMBER 30, 1998
                                             YEAR FIRST ELECTED         ------------------
NAME, AGE AND PRINCIPAL OCCUPATIONS OF          OR APPOINTED                   THE
 NOMINEES AS OF SEPTEMBER 30, 1998(1)          A BOARD MEMBER                 FUNDS
------------------------------------------------------------------------------------------
William J. Schneider, 54(2)(6)          1997--All Funds                           0
Board Member of the Funds; Senior
partner, Miller-Valentine Partners;
Vice President, Miller-Valentine
Realty, Inc.
*Timothy R. Schwertfeger, 49(3)(6)      1994--All Funds                           0
Board Member (since July 1994) and
Chairman (since July 1996), formerly
President (from July 1994 to July
1996) of the Funds advised by Nuveen
Advisory Corp.; Trustee and President
(since July 1996) of the Funds advised
by Nuveen Institutional Advisory
Corp.; Chairman (since July 1996) and
Director, previously Executive Vice
President, of The John Nuveen Company,
John Nuveen & Co. Incorporated, Nuveen
Advisory Corp. and Nuveen
Institutional Advisory Corp.; Chairman
and Director (since January 1997) of
Nuveen Asset Management, Inc.
Judith M. Stockdale, 50(2)              1997--All Funds                           0
Board Member of the Funds; Executive
Director (since 1994) of the Gaylord
and Dorothy Donnelley Foundation;
prior thereto, Executive Director
(from 1990 to 1994) of the Great Lakes
Protection Fund.
------------------------------------------------------------------------------------------

(*) "Interested person" as defined in the Investment Company Act of 1940, as amended, by reason of being an officer or director of the Funds' investment adviser, Nuveen Advisory Corp.

(1) As of September 30, 1998, nominees for the Board of the Funds were board members of 37 Nuveen open-end funds and 52 Nuveen closed-end funds managed by Nuveen Advisory Corp. ("NAC Funds"). In addition, Messrs. Dean and Schwertfeger are also board members of five open-end and five closed-end funds managed by Nuveen Institutional Advisory Corp. ("NIAC Funds").

(2) Messrs. Bremner and Schneider and Ms. Stockdale are continuing Class III Board Members of New York Value whose term will expire in 2000.

(3) Messrs. Brown, Sawers and Schwertfeger are Class I Board Members of New York Value and have been nominated for a term to expire in 2001.

(4) Mr. Dean and Ms. Impellizzeri are continuing Class II Board Members of New York Value whose term will expire in 1999.

(5) Represents shares of Common Stock of New York Select Quality. Ms. Impellizzeri has sole voting and investment power with respect to these shares.

(6) Messrs. Schneider and Schwertfeger are Board nominees to be elected by holders of MuniPreferred for all Funds except New York Value.

Each of the Funds are state-specific funds which pay interest exempt from regular federal, state, and in some instances, local income taxes to residents of that state. These Funds would not ordinarily be appropriate investments for persons who are not residents of those states. As none of the Board Members reside in Connecticut, Georgia, Maryland, Massachusetts, Missouri, New York, North Carolina, Virginia or Washington, except Ms. Impellizzeri who lives in New York, none of the Board Members, other than Ms. Impellizzeri, hold shares of any of the Funds. The following Board Members own shares of other Nuveen Funds, which included on September 30, 1998 the following number of shares of the NAC Funds and NIAC Funds referred to in footnote (1) above (excluding money market funds and shares held by Messrs. Dean and Schwertfeger in Nuveen's 401(k)/Profit Sharing Plan): R. Bremner 11,297 shares; L. Brown 6,965 shares; A. Dean 19,348 shares, A. Impellizzeri 3,110 shares; P. Sawers 11,755 shares; W. Schneider 21,954 shares and T. Schwertfeger 206,002 shares. Certain of the aforementioned shares beneficially owned by Messrs. Dean, Schwertfeger and Schneider represent shares held jointly with, or in the name of their respective spouse. In addition, Mr. Bremner disclaims ownership of the above shares, all of which are held in his wife's name.

The Board Members affiliated with John Nuveen & Co. Incorporated ("Nuveen"') or Nuveen Advisory Corp. (the "Adviser"') serve without any compensation from the Funds. Board Members who are not affiliated with Nuveen or the Adviser receive a $32,500 annual retainer for serving as a board member of all closed-end funds sponsored by Nuveen and managed by the Adviser and a $1,000 fee per day plus expenses for attendance at all meetings held on a day on which a regularly scheduled Board meeting is held, a $1,000 fee per day plus expenses for attendance in person or a $500 fee per day plus expenses for attendance by telephone at a meeting held on a day on which no regular Board meeting is held, and a $250 fee per day plus expenses for attendance in person or by telephone at a meeting of the executive committee or the dividend committee. The annual retainer, fees and expenses are allocated among the closed-end funds managed by the Adviser on the basis of relative net asset sizes. Each Fund has adopted a Directors' Deferred Compensation Plan pursuant to which a Board Member of that Fund may elect to have all or a portion of the Board Member's fee deferred. Board Members may defer fees for any calendar quarter by the execution of a Participation Agreement prior to the beginning of the calendar quarter during which the Board Member wishes to begin deferral. In addition, the Board Members who are not affiliated with Nuveen or the Adviser receive a $27,500 annual retainer for services as a board member of all open-end funds sponsored by Nuveen and managed by the Adviser and similar per day meeting and other expenses.

The table below shows, for each Board Member who is not affiliated with Nuveen or the Adviser, the aggregate compensation paid by each Fund for its last fiscal year and the total compensation that the Nuveen Funds accrued for each Board Member during the calendar year 1997.

--------------------------------------------------------------------------------

                                              AGGREGATE COMPENSATION FROM THE FUNDS
                                   -----------------------------------------------------------
                                   CONNECTICUT   GEORGIA   MARYLAND   MASSACHUSETTS   MISSOURI
      NAME OF BOARD MEMBER           PREMIUM     PREMIUM   PREMIUM       PREMIUM      PREMIUM
----------------------------------------------------------------------------------------------
Robert P. Bremner                     $289        $264       $381         $281          $237
Lawrence H. Brown                      328         293        461          317           253
Anne E. Impellizzeri                   318         286        440          307           249
Peter R. Sawers                        318         286        440          307           249
William J. Schneider                   289         264        381          281           237
Judith M. Stockdale                    224         204        300          217           181
----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                  --------------------AGGREGATE-COMPENSATION-FROM-THE-FUNDS
                                  NEW YORK      NEW YORK     NEW YORK   NEW YORK   NEW YORK
      NAME OF BOARD MEMBER           VALUE   PERFORMANCE   INVESTMENT     SELECT    QUALITY
-------------------------------------------------------------------------------------------
Robert P. Bremner                   $348        $528          $579        $693       $719
Lawrence H. Brown                    365         565           622         749        778
Anne E. Impellizzeri                 348         528           579         693        719
Peter R. Sawers                      348         528           579         693        719
William J. Schneider                 348         528           579         693        719
Judith M. Stockdale                  342         514           563         672        697
-------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                 TOTAL
                                                                              COMPENSATION
                                                                              NUVEEN FUNDS
                                                                              ACCRUED FOR
                              ------AGGREGATE-COMPENSATION-FROM-THE-FUNDS---BOARD-MEMBERS(1)
                                          NORTH
                               INSURED   CAROLINA   VIRGINIA   WASHINGTON
      NAME OF TRUSTEE         NEW YORK   PREMIUM    PREMIUM     PREMIUM
--------------------------------------------------------------------------------------------
Robert P. Bremner               $382       $308       $350        $241          $58,780(2)
Lawrence H. Brown                403        355        417         259           76,000
Anne E. Impellizzeri             382        343        399         254           71,750
Peter R. Sawers                  382        343        399         254           71,750
William J. Schneider             382        308        350         241           58,780(2)
Judith M. Stockdale              374        240        275         184           32,000(2)
--------------------------------------------------------------------------------------------

(1) Includes compensation for service on the boards of the NAC Funds.

(2) Messrs. Bremner and Schneider were appointed to the Board of the Funds in May 1997 and were elected to the Boards of other NAC Funds in January 1997. Ms. Stockdale was appointed to the Board of the NAC Funds, including the Funds, in July 1997.

Anthony T. Dean, Peter R. Sawers and Timothy R. Schwertfeger serve as members of the executive committee of the Board of each Fund. The executive committee of each Fund, which may meet between regular meetings of the Board, is authorized to exercise all of the powers of the Board. The executive committee of the New York Funds did not meet during its last fiscal year. Prior to the formation in July 1997 of the dividend committee described below, the Funds, other than the New York Funds, held two executive committee meetings for the purpose of declaring dividends. Mr. Schwertfeger was not in attendance at these two meetings and therefore did not attend 75% of all committee meetings of which he is a member.

Anthony T. Dean and Lawrence H. Brown are the members of the dividend committee for each Fund. The dividend committee is authorized to declare distributions on the Funds' shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The dividend committee of the New York Funds held thirteen meetings during its last fiscal year. The dividend committee for each other Fund held eleven meetings.

Each Fund's Board has an audit committee composed of Robert P. Bremner, Lawrence
H. Brown, Anne E. Impellizzeri, Peter R. Sawers, William J. Schneider and Judith
M. Stockdale, Board Members who are not "interested persons." The audit committee reviews the work and any recommendations of the Fund's independent auditors. Based on such review, it is authorized to make recommendations to the Board. The audit committee of each Fund held two meetings during its last fiscal year.

Nomination of those Board Members who are not "interested persons" of each Fund is committed to a nominating committee composed of Board Members who are not "interested persons"' of that Fund. It identifies and recommends individuals to be nominated for election as non-interested Board Members. The nominating committee of each Fund held one meeting during its last fiscal year. No policy or procedure has been established as to the recommendation of Board Member nominees by shareholders.

The Board of each Fund held five meetings during its last fiscal year. During the last fiscal year, each Board Member attended 75% or more of each Fund's Board meetings and the committee meetings (if a member thereof), except as described above.

Each Fund has the same executive officers. The following table sets forth information as of September 30, 1998 with respect to each executive officer of the Funds, other than executive officers who are Board Members and reflected above. Officers of the Funds receive no compensation from the Funds. The term of office of all officers will expire in July 1999.

--------------------------------------------------------------------------------
     NAME, AGE AND PRINCIPAL OCCUPATIONS
           FOR THE PAST FIVE YEARS              POSITIONS AND OFFICES WITH FUNDS
--------------------------------------------------------------------------------
Alan G. Berkshire, 37                           Vice President and Assistant
Vice President and General Counsel (since       Secretary (since 1998)
September 1997) and Secretary (since May 1998)
of The John Nuveen Company, John Nuveen & Co.
Incorporated, Nuveen Advisory Corp. and Nuveen
Institutional Advisory Corp.; prior thereto,
Partner in the law firm of Kirkland & Ellis.

Michael S. Davern, 41                           Vice President (since 1998)
Vice President of Nuveen Advisory Corp. (since
January 1997); prior thereto, Vice President
and Portfolio Manager of Flagship Financial
Inc.

Lorna C. Ferguson, 52                           Vice President (since 1998)
Vice President of John Nuveen & Co.
Incorporated and (since January 1998) of
Nuveen Advisory Corp. and Nuveen Institutional
Advisory Corp.

William M. Fitzgerald, 34                       Vice President (since 1996)
Vice President of Nuveen Advisory Corp. (since
December 1995); prior thereto, Assistant Vice
President (from September 1992 to December
1995) of Nuveen Advisory Corp.; Chartered
Financial Analyst.

Stephen D. Foy, 44                              Vice President and Controller
Vice President of John Nuveen & Co.             (since 1998)
Incorporated and (since 1998) The John Nuveen
Company.

J. Thomas Futrell, 43                           Vice President (since 1991)
Vice President of Nuveen Advisory Corp;
Chartered Financial Analyst.

--------------------------------------------------------------------------------
     NAME, AGE AND PRINCIPAL OCCUPATIONS
           FOR THE PAST FIVE YEARS              POSITIONS AND OFFICES WITH FUNDS
--------------------------------------------------------------------------------
Richard A. Huber, 35                            Vice President (since 1998)
Vice President of Nuveen Advisory Corp. (since
January 1997); prior thereto, Vice President
and Portfolio Manager of Flagship Financial
Inc.

Steven J. Krupa, 41                             Vice President (since 1990)
Vice President of Nuveen Advisory Corp.

Larry W. Martin, 47                             Vice President (since 1993) and
Vice President, Assistant Secretary and         Assistant Secretary (since 1988)
Assistant General Counsel of John Nuveen & Co.
Incorporated; Vice President and Assistant
Secretary of Nuveen Advisory Corp. and Nuveen
Institutional Advisory Corp.; Assistant
Secretary (since February 1993) of The John
Nuveen Company.

Edward F. Neild, IV, 33                         Vice President (since 1996)
Vice President of Nuveen Advisory Corp. and
Nuveen Institutional Advisory Corp. (since
September 1996); prior thereto, Assistant Vice
President of Nuveen Advisory Corp. (from
December 1993 to September 1996) and Nuveen
Institutional Advisory Corp. (from May 1995 to
September 1996); Chartered Financial Analyst.

Stephen S. Peterson, 41                         Vice President (since 1997)
Vice President (since September 1997) of
Nuveen Advisory Corp.; prior thereto,
Assistant Vice President (from September 1996
to September 1997) and Portfolio Manager (from
1991 to 1996) of Nuveen Advisory Corp.;
Chartered Financial Analyst.

Stuart W. Rogers, 42                            Vice President (since 1998)
Vice President of John Nuveen & Co.
Incorporated.

Thomas C. Spalding, Jr., 47                     Vice President (since 1987)
Vice President of Nuveen Advisory Corp. and
Nuveen Institutional Advisory Corp.; Chartered
Financial Analyst.

H. William Stabenow, 64                         Vice President & Treasurer
Vice President and Treasurer of The John        (since 1988)
Nuveen Company, John Nuveen & Co.
Incorporated, Nuveen Advisory Corp. and Nuveen
Institutional Advisory Corp.

--------------------------------------------------------------------------------
     NAME, AGE AND PRINCIPAL OCCUPATIONS
           FOR THE PAST FIVE YEARS              POSITIONS AND OFFICES WITH FUNDS
--------------------------------------------------------------------------------
William S. Swanson, 33                          Vice President (since 1998)
Vice President of John Nuveen & Co.
Incorporated (since October 1997), prior
thereto, Assistant Vice President (from
September 1996 to October 1997); formerly,
Associate of John Nuveen & Co. Incorporated;
Chartered Financial Analyst.

Gifford R. Zimmerman, 42                        Vice President (since 1993) and
Vice President, Assistant Secretary and         Secretary (since 1998)
Associate General Counsel of John Nuveen & Co.
Incorporated; Vice President and Assistant
Secretary of Nuveen Advisory Corp. and Nuveen
Institutional Advisory Corp.; Assistant
Secretary of The John Nuveen Company (since
May 1994).
--------------------------------------------------------------------------------

On September 30, 1998, Board Members and executive officers of the Funds as a group beneficially owned 334,511 common shares of all the NAC Funds and the NIAC Funds (excluding money market funds and shares held in Nuveen's 401(k)/Profit Sharing Plan) and as a group beneficially owned 1,000 shares of Common Stock of New York Select Quality, but did not beneficially own any Common Shares of any other Fund or any shares of MuniPreferred of any Fund. As of September 21, 1998, no person is known to the Funds to have owned beneficially more than five percent of the Common Shares or MuniPreferred of any Fund.

2. SELECTION OF INDEPENDENT AUDITORS

The members of each Fund's Board who are not "interested persons" of that Fund have unanimously selected Ernst & Young LLP, independent public accountants, as independent auditors, to audit the books and records for each Fund for its current fiscal year. Ernst & Young LLP has served each Fund in this capacity since the Fund was organized and has no direct or indirect financial interest in the Fund except as independent auditors. The selection of Ernst & Young LLP as independent auditors of each Fund is being submitted to the shareholders for ratification, which requires the affirmative vote of a majority of the shares of each Fund present and entitled to vote on the matter. A representative of Ernst & Young LLP is expected to be present at the Annual Meetings and will be available to respond to any appropriate questions raised at the Annual Meetings and to make a statement if he or she wishes.

EACH FUND'S BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS.

SECTION 16(A) BENEFICIAL INTEREST REPORTING COMPLIANCE

Section 30(f) of the Investment Company Act of 1940, as amended (the "1940 Act"'), and Section 16(a) of the Securities Exchange Act of 1934, as amended, require each Fund's officers and Board Members, investment adviser, affiliated persons of the investment adviser and persons who own more than ten percent of a registered class of the Funds' equity securities to file forms reporting their affiliation with that Fund and reports of ownership and changes in ownership of that Fund's shares with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange. These persons and entities are required by

SEC regulation to furnish the Funds with copies of all Section 16(a) forms they file. Based on a review of these forms furnished to each Fund, each Fund believes that during its last fiscal year all Section 16(a) filing requirements applicable to that Fund's officers and Board Members, investment adviser and affiliated persons of the investment adviser were complied with.

INFORMATION ABOUT THE FUNDS' INVESTMENT ADVISER

The Adviser, located at 333 West Wacker Drive, Chicago, Illinois, serves as investment adviser and manager for each Fund. The Adviser is a wholly-owned subsidiary of Nuveen, 333 West Wacker Drive, Chicago, Illinois 60606. Nuveen is a subsidiary of The John Nuveen Company which in turn is approximately 78% owned by The St. Paul Companies, Inc. ("St. Paul"). St. Paul is located at 385 Washington Street, St. Paul, Minnesota 55102, and is principally engaged in providing property-liability insurance through subsidiaries.

SHAREHOLDER PROPOSALS

To be considered for presentation at the Annual Meeting of Shareholders of any of the Funds to be held in 1999, a shareholder proposal submitted pursuant to Rule 14a-8 of the Securities Exchange Act of 1934 must be received at the offices of the Fund, 333 West Wacker Drive, Chicago, Illinois 60606, not later than June 17, 1999. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) to a Fund of a proposal submitted outside of the process of Rule 14a-8 must submit such written notice to the Fund not later than August 31, 1999.

EXPENSES OF PROXY SOLICITATION

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement, and all other costs in connection with the solicitation of proxies, will be paid by the Funds pro rata based on the number of shareholder accounts. Additional solicitation may be made by letter, telephone or telegraph by officers of each Fund, by officers or employees of John Nuveen & Co. Incorporated or Nuveen Advisory Corp., or by dealers and their representatives. The Funds have engaged D. F. King & Co., Inc. to assist in the solicitation of proxies at an estimated cost (plus reasonable expenses) of $2,500 per Fund.

FISCAL YEAR

The last fiscal year for each Fund except for the New York Funds was May 31, 1998 and for the New York Funds was September 30, 1998.

ANNUAL REPORT DELIVERY

Annual reports were sent to shareholders of record of each Fund following the Fund's fiscal year end. Each Fund will furnish, without charge, a copy of its annual report and/or semi-annual report upon request. Such written or oral request should be directed to such Fund at 333 West Wacker Drive, Chicago, Illinois 60606 or by calling 1-800-257-8787.

GENERAL

Management does not intend to present and does not have reason to believe that any other items of business will be presented at any Fund's Annual Meeting. However, if other matters are properly presented to the Annual Meeting for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the Fund.

A list of shareholders entitled to be present and to vote at each Fund's Annual Meeting will be available at the offices of the Funds, 333 West Wacker Drive, Chicago, Illinois, for inspection by any shareholder during regular business hours for ten days prior to the date of that Annual Meeting.

Failure of a quorum to be present at any Annual Meeting will necessitate adjournment and will subject that Fund to additional expense. The persons named in the enclosed proxy may also move for an adjournment of any Annual Meeting to permit further solicitation of proxies with respect to any of the proposals if they determine that adjournment and further solicitation is reasonable and in the best interests of the shareholders. Under each Fund's By-Laws, an adjournment of a meeting requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting.

IF YOU CANNOT BE PRESENT IN PERSON, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Gifford R. Zimmerman
Vice President and Secretary

                                                                         NTC1198

      Please fold and detach at perforation. Return the Proxy Ballot only.
PROXY                                                                     PROXY

                         SHARES OF BENEFICIAL INTEREST
                    PROXY SOLICITED BY THE BOARD OF TRUSTEES
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON NOVEMBER 18, 1998

The undersigned hereby appoints Timothy R. Schwertfeger, Anthony T. Dean, Alan
G. Berkshire and Gifford R. Zimmerman, and each of them, with full power of substitution, Proxies for the undersigned to represent and vote the shares of the undersigned at the Annual Meeting of Shareholders of the Fund referenced on the reverse side to be held on November 18, 1998, or any adjournment or adjournments thereof as indicated on the reverse side.

BALLOT PROPOSALS:

1.       Election of Trustees:
         Nominees: Robert P. Bremner, Lawrence H. Brown, Anthony T. Dean, Anne E. Impellizzeri, Peter R. Sawers, Judith M. Stockdale.

2. Ratification of the selection of Ernst & Young LLP as independent auditors for the fiscal year ending May 31, 1999.

YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES ON THE REVERSE SIDE. IF YOU DO NOT MARK ANY BOXES, YOUR PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF TRUSTEES' RECOMMENDATIONS. PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                      VOTE, SIGN AND DATE ON REVERSE SIDE

WHETHER OR NOT YOU PLAN TO JOIN US AT THE ANNUAL MEETING, PLEASE SIGN, DATE AND VOTE THE PROXY BALLOT AND RETURN TO OUR PROXY TABULATOR IN THE ENCLOSED POST-AGE PAID ENVELOPE.

THE SHARES TO WHICH THIS PROXY RELATES WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, SUCH SHARES WILL BE VOTED FOR THE ELECTION OF TRUSTEES AND FOR THE PROPOSAL SET FORTH ON THIS PROXY, AND IN THE DISCRETION OF THE PROXIES IN ACCORDANCE WITH THEIR BEST JUDGMENT ON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING.

      Please fold and detach at perforation. Return the Proxy Ballot only.

NUVEEN MARYLAND PREMIUM INCOME MUNICIPAL FUND
1.      Election of Trustees:  (See Nominees on reverse side)               FOR                 WITHHOLD
                                                                        all nominees          authority to
        INSTRUCTIONS:                                                    (except as           vote for all
        To withhold authority to vote for one or more nominees,       indicated at left)        nominees
        write the nominee's name(s) on the line below.
                                                                             / /                  / /
        -----------------------------------------------
2.      Ratification of Ernst & Young LLP.                           FOR         AGAINST             ABSTAIN

                                                                      / /          / /                 / /

                                                                    NOTE:  Please sign exactly as your name
                                                                    appears on this Proxy.  If signing for
                                                                    estates, trusts or corporations, title or
                                                                    capacity should be stated.  If shares are
                                                                    held jointly, each holder should sign.

                                                                    Date: _______________, 1998


                                                                    -------------------------------------
                                                                    Signature(s)


      Please fold and detach at perforation. Return the Proxy Ballot only.
PROXY                                                                     PROXY

               MUNICIPAL AUCTION RATE CUMULATIVE PREFERRED SHARES
                    PROXY SOLICITED BY THE BOARD OF TRUSTEES
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON NOVEMBER 18, 1998


The undersigned hereby appoints Timothy R. Schwertfeger, Anthony T. Dean, Alan
G. Berkshire and Gifford R. Zimmerman, and each of them, with full power of substitution, Proxies for the undersigned to represent and vote the shares of the undersigned at the Annual Meeting of Shareholders of the Fund referenced on the reverse side to be held on November 18, 1998, or any adjournment or adjournments thereof as indicated on the reverse side.

BALLOT PROPOSALS:

1.       Election of Trustees:
         Nominees: Robert P. Bremner, Lawrence H. Brown, Anthony T. Dean, Anne E. Impellizzeri, Peter R. Sawers, Judith M. Stockdale.
         Nominees: by holders of Municipal Auction Rate Cumulative Preferred only: William J. Schneider, Timothy R. Schwertfeger.

2. Ratification of the selection of Ernst & Young LLP as independent auditors for the fiscal year ending May 31, 1999.

YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES ON THE REVERSE SIDE. IF YOU DO NOT MARK ANY BOXES, YOUR PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF TRUSTEES RECOMMENDATIONS. PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                      VOTE, SIGN AND DATE ON REVERSE SIDE

WHETHER OR NOT YOU PLAN TO JOIN US AT THE ANNUAL MEETING, PLEASE SIGN, DATE AND VOTE THE PROXY BALLOT AND RETURN TO OUR PROXY TABULATOR IN THE ENCLOSED POST-AGE PAID ENVELOPE.

THE SHARES TO WHICH THIS PROXY RELATES WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, SUCH SHARES WILL BE VOTED FOR THE ELECTION OF TRUSTEES AND FOR THE PROPOSAL SET FORTH ON THIS PROXY, AND IN THE DISCRETION OF THE PROXIES IN ACCORDANCE WITH THEIR BEST JUDGMENT ON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING.

      Please fold and detach at perforation. Return the Proxy Ballot only.

NUVEEN MARYLAND PREMIUM INCOME MUNICIPAL FUND
Preferred Stock, Series W and TH
1.      Election of Trustees:  (See Nominees on reverse side)                FOR               WITHHOLD
                                                                         all nominees        authority to
        INSTRUCTIONS:                                                     (except as         vote for all
        To withhold authority to vote for one or more nominees,       indicated at left)       nominees
        write the nominee's name(s) on the line below.
                                                                             / /                 / /
        -----------------------------------------------
2.      Ratification of Ernst & Young LLP.                           FOR         AGAINST             ABSTAIN

                                                                     / /           / /                 / /

                                                                    NOTE:  Please sign exactly as your name
                                                                    appears on this Proxy.  If signing for
                                                                    estates, trusts or corporations, title or
                                                                    capacity should be stated.  If shares are
                                                                    held jointly, each holder should sign.

                                                                    Date: _______________, 1998


                                                                    -------------------------------------
                                                                    Signature(s)